             Schedule 14A Information required in proxy statement.
                           Schedule 14A Information
          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )



Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [ ]


Check the appropriate box:

[   ]   Preliminary Proxy Statement
[   ]   Preliminary Additional Materials
[   ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ X ]   Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to Section 240.149-11(c) or
        Section 240.14a-12

 .... InterCapital Quality Municipal Securities . . . . . . . . . .
        (Name of Registrant(s) Specified in its Charter)

 .... Lou Anne McInnis. . . . . . . . . . . . . . . . . . . . . . .
        (Name of Person(s) Filing Proxy Statement)

        Payment of Filing Fee (check the appropriate box):


[ x  ]  No fee required.
[    ]  Fee computed on table below per Exchange Act Rules
        14a-6(j)(4) and 0-11.


 1) Title of each class of securities to which transaction applies:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


2)       Aggregate number of securities to which transaction applies:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  .


3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Set forth the amount on which the filing fee is calculated and state how it was determined.

4)       Proposed maximum aggregate value of transaction:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


5)       Fee previously paid:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

[    ]   Check box if any part of the fee is offset as provided by
         Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)       Amount Previously Paid:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


2)       Form, Schedule or Registration Statement No.:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

3)       Filing Party:

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4)       Date Filed:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                  INTERCAPITAL QUALITY MUNICIPAL SECURITIES

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD MAY 20, 1997

   The Annual Meeting of Shareholders (the "Meeting") of INTERCAPITAL QUALITY MUNICIPAL SECURITIES (the "Trust"), an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts, will be held at the Career Development Room, Sixty-First Floor, 2 World Trade Center, New York, New York 10048, on May 20, 1997, at 10:00 a.m., New York City time, for the following purposes:

MATTERS TO BE VOTED ON BY ALL SHAREHOLDERS:

     1. To elect four (4) Trustees, three (3) to serve until the 2000 Annual Meeting and one (1) to serve until the 1999 Annual Meeting, or, in each case, until their successors shall have been elected and qualified;

     2. To approve or disapprove a new Investment Management Agreement between the Trust and Dean Witter InterCapital Inc. a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC") in connection with the proposed merger of Morgan Stanley Group Inc. with DWDC;

     3. To ratify or reject the selection of Price Waterhouse LLP as the Trust's independent accountants for the fiscal year ending October 31, 1997;

     4. To transact such other business as may properly come before the Meeting or any adjournments thereof.

MATTERS TO BE VOTED ON ONLY BY PREFERRED SHAREHOLDERS:

     To elect one (1) Trustee to serve until the 2000 Annual Meeting or until his successor shall have been elected and qualified.

   Shareholders of record as of the close of business on March 12, 1997 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose.

   In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal 2 and will vote against any such adjournment those proxies required to be voted against that Proposal.
                                                       BARRY FINK
                                                        Secretary

March 19, 1997
New York, New York

                                  IMPORTANT

   YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                  INTERCAPITAL QUALITY MUNICIPAL SECURITIES

               TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048

                               ---------------
                               PROXY STATEMENT
                               ---------------

                        ANNUAL MEETING OF SHAREHOLDERS
                                 MAY 20, 1997

   This statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board" or "Trustees") of INTERCAPITAL QUALITY MUNICIPAL SECURITIES (the "Trust"), for use at the Annual Meeting of Shareholders of the Trust to be held on May 20, 1997 (the "Meeting"), and at any adjournments thereof.

   If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted for each of the nominees for election as Trustee to be elected by all Shareholders and for the nominee for election as Trustee to be elected by only the Preferred Shareholders and in favor of Proposals 2 and 3 set forth in the attached Notice of Annual Meeting of Shareholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Trust, execution and delivery of a later dated proxy to the Secretary of the Trust (if returned and received in time to be voted), or attendance and voting at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy.

   Holders of shares of the Trust ("Shareholders") of record as of the close of business on March 12, 1997, the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting, are entitled to one vote for each share held and a fractional vote for a fractional share. On March 12, 1997, there were 19,376,613 Common Shares of beneficial interest outstanding and 1,940 Preferred Shares of beneficial interest outstanding, all with $.01 par value. No person was known to own as much as 5% of the outstanding shares of the Trust on that date. The percentage ownership of shares of the Trust changes from time to time depending on purchases and sales by Shareholders and the total number of shares outstanding. The first mailing of this Proxy Statement is expected to be made on or about March 19, 1997.

   The cost of soliciting proxies for the Meeting, consisting principally of mailing and printing expenses, is expected to be approximately $28,000, of which approximately $19,800 will be borne by the Trust, the remainder of which will be borne by Dean Witter, Discover & Co. ("DWDC"). The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees, officers of the Trust or officers and regular employees of Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), Dean Witter Trust Company ("DWTC"), Dean Witter Services Company Inc. ("DWSC") and/or employees of broker-dealers, including Dean Witter Reynolds Inc. ("DWR") without special compensation therefor. In addition, the Trust may employ William F. Doring & Co. as proxy solicitor, the cost of which is not expected to exceed $5,000 and will be borne by DWDC.

   William F. Doring & Co. and DWTC may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any Proposal other than to refer to the recommendation of the Board. The Trust has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card. With respect to the solicitation of a telephonic vote by William F. Doring & Co., additional expenses would include $7.00 per telephone vote transacted, $3.00 per outbound telephone contact and costs relating to obtaining Shareholders' telephone numbers which would be borne by DWDC.

                           (1) ELECTION OF TRUSTEES

   The number of Trustees has been fixed by the Trustees, pursuant to the Trust's Declaration of Trust, as amended, at nine. At the Meeting, pursuant to the Trust's Declaration of Trust, five nominees are to be elected to the Trust's Board of Trustees. There are currently eight Trustees, four of whom (Edwin J. Garn, John R. Haire, Michael E. Nugent and Philip J. Purcell) are standing for election at this Meeting to serve until the 2000 Annual Meeting. Additionally, one nominee to the Trust's Board of Trustees, Wayne E. Hedien, is standing for election at the Meeting for the first time, and, if elected, to serve until the 1999 Annual Meeting in accordance with the Trust's Declaration of Trust. At the Meeting, pursuant to the Trust's Declaration of Trust, four Trustees are to be elected to the Trust's Board of Trustees by the holders of the Common Shares and Preferred Shares voting together as a single class. Additionally, pursuant to the Declaration of Trust and the Investment Company Act of 1940, as amended ("the 1940 Act"), one Trustee is to be elected to the Trust's Board of Trustees at the Meeting by the holders of the Preferred Shares voting separately as a single class.

   Six of the current eight Trustees (Michael Bozic, Edwin J. Garn, John R. Haire, Manuel H. Johnson, Michael E. Nugent, and John L. Schroeder) are "Independent Trustees", that is, Trustees who are not "interested persons" of the Trust, as that term is defined in the 1940 Act. Mr. Hedien, who has been nominated for election at the Meeting, if elected, also will be an Independent Trustee. The other two current Trustees, Charles A. Fiumefreddo and Philip J. Purcell are "interested persons" (as that term is defined in the 1940 Act) of the Trust and InterCapital and thus are not Independent Trustees. The nominees for election as Independent Trustees have been proposed by the Trustees now serving or, in the case of the nominees for positions as Independent Trustees, by the Independent Trustees now serving. All of the Trustees currently serving have been elected previously by the Shareholders of the Trust.

   The nominees of the Board of Trustees for election as Trustees are listed below. It is the intention of the persons named in the enclosed form of proxy to vote the shares represented by them for the election of these nominees:
Edwin J. Garn, John R. Haire, Wayne E. Hedien, Michael E. Nugent and Philip
J. Purcell. Should any of the nominees become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such person or persons as the Board of Trustees of the Trust may recommend. All of the nominees have consented to being named in this Proxy Statement and to serve if elected (if elected, Mr. Hedien's term will commence September 1, 1997). The Trust knows no reason why any of said nominees would be unable or unwilling to accept nomination or election. The election of each Trustee not designated to be elected by only the Preferred Shareholders requires the approval of a majority of shares of the Trust (Common and Preferred Shares voting together) represented and entitled to vote at the Meeting. The election of the Trustee to be elected by only the Preferred Shareholders requires the approval of a majority of the Preferred Shares of the Trust represented and entitled to vote at the Meeting.

   Pursuant to the provisions of the Declaration of Trust, the Trustees are divided into three separate classes, each class having a term of three years. The term of office of one of each of the three classes will expire each year.

   The Board previously determined that any nominee for election as Trustee shall stand for election as Trustee and serve as Trustee in one of the three classes of Trustees as follows: Class I -- Messrs. Bozic and Fiumefreddo; Class II -- Messrs. Hedien, Johnson and Schroeder; and Class III -- Messrs. Garn, Haire, Nugent and Purcell. Each nominee for Trustee at the Annual Meeting will, if elected, serve a term of up to approximately three years running for the period assigned to that class and terminating at the date of the Annual Meeting of Shareholders so designated by the Board, or any adjournment thereof. In addition, the Board further determined that one of the Class I Trustees and one of the Class III Trustees will be designated to be elected by the Preferred Shareholders voting separately. In this regard, Charles A. Fiumefreddo and John R. Haire serve as Trustees on behalf of the Preferred Shareholders, the terms of each to expire with his designated Class. Mr. John R. Haire, one of the Class III Trustees, is standing for election at the Meeting to be elected by the Preferred Shareholders. In accordance with the above, the Trustees in Class III are standing for election at the Meeting and, if elected, will serve until the 2000 Annual Meeting or until their successors shall have been elected and qualified. Additionally, the new nominee is standing for election as Trustee in Class II, and, if elected at the Meeting, will serve until the 1999 Annual Meeting or until his successor shall have been elected and qualified. As a consequence of this method of election, the replacement of a majority of the Board could be delayed for up to two years.

   The following information regarding each of the nominees for election as Trustee and each of the members of the Board includes his principal occupations and employment for at least the last five years, his age, shares of the Trust owned, if any, as of March 12, 1997 (shown in parentheses), positions with the Trust, and directorships or trusteeships in other companies which file periodic reports with the Securities and Exchange Commission, including the 84 investment companies, including the Trust, for which InterCapital serves as investment manager or investment adviser (referred to herein as the "Dean Witter Funds") and the 14 investment companies for which InterCapital's wholly-owned subsidiary, DWSC, serves as manager and TCW Funds Management, Inc. serves as investment adviser (referred to herein as the "TCW/DW Funds").

   The nominees for Trustee to be elected at the Meeting by all Shareholders are:

   EDWIN JACOB (JAKE) GARN, Trustee since April, 1993; age 64; Director or Trustee of the Dean Witter Funds; formerly United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986); formerly Mayor of Salt Lake City, Utah (1971-1974); formerly Astronaut, Space Shuttle Discovery (April 12-19, 1985); Vice Chairman, Huntsman Corporation (since January, 1993); Director of Franklin Quest (time management systems) and John Alden Financial Corp. (health insurance); Member of the board of various civic and charitable organizations.

   WAYNE E. HEDIEN, age 63; Retired; Director of The PMI Group, Inc. (private mortgage insurance); Trustee and Vice Chairman of The Field Museum of Natural History; formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March 1993-December 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July 1989-December 1994); director of various other business and charitable organizations.

   MICHAEL E. NUGENT, Trustee since April, 1993; age 60; General Partner, Triumph Capital, L.P., a private investment partnership (since 1988); Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988); Director of various business organizations.

   PHILIP J. PURCELL, Trustee since April, 1994; age 53; Chairman of the Board of Directors and Chief Executive Officer of DWDC, DWR and Novus Credit Services Inc; Director of InterCapital, DWSC and Dean Witter Distributors Inc. ("Distributors"); Director or Trustee of the Dean Witter Funds; Director and/or officer of various DWDC subsidiaries.

   The nominee for Trustee to be elected by only the Preferred Shareholders is:

   JOHN R. HAIRE, Trustee since April, 1993; age 72; Chairman of the Audit Committee and Chairman of the Committee of the Independent Directors or Trustees and Director or Trustee of the Dean Witter Funds; Chairman of the Audit Committee and Chairman of the Committee of the Independent Trustees and Trustee of the TCW/DW Funds; formerly President, Council for Aid to Education (1978-1989) and Chairman and Chief Executive Officer of Anchor Corporation, an investment adviser (1964-1978); Director of Washington National Corporation (insurance).

   The Trustees who are not standing for re-election at this Meeting are:

   MICHAEL BOZIC, Trustee since April, 1994; age 56; Chairman and Chief Executive Officer of Levitz Furniture Corporation (since November, 1995); Director or Trustee of the Dean Witter Funds; formerly President and Chief Executive Officer of Hills Department Stores (May, 1991-July, 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck and Co.; Director of Eaglemark Financial Services, Inc., the United Negro College Fund, and Weirton Steel Corporation.

   CHARLES A. FIUMEFREDDO, Trustee since March, 1993; age 63; Chairman, Chief Executive Officer and Director of InterCapital, DWSC and Distributors; Executive Vice President and Director of DWR; Chairman, Director or Trustee, President and Chief Executive Officer of the Dean Witter Funds; Chairman, Chief Executive Officer and Trustee of the TCW/DW Funds; Chairman and Director of DWTC; Director and/or officer of various DWDC subsidiaries; formerly Executive Vice President and Director of DWDC (until February,
1993).

   MANUEL H. JOHNSON, Trustee since April, 1993; age 48; Senior Partner, Johnson Smick International, Inc., a consulting firm; Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; Director of NASDAQ (since June, 1995); Director of Greenwich Capital Markets Inc. (broker-dealer); Trustee of the Financial Accounting Foundation (oversight organization for the FASB); formerly Vice Chairman of the Board of Governors of the Federal Reserve System (1986-1990) and Assistant Secretary of the U.S. Treasury (1982-1986).

   JOHN L. SCHROEDER, Trustee since April, 1994; age 66; Retired; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; Director of Citizens Utilities Company; formerly Executive Vice President and Chief Investment Officer of The Home Insurance Company (August, 1991-September,
1995) and formerly Chairman and Chief Investment Officer of Axe-Houghton Management and the Axe-Houghton Funds (April, 1983-June, 1991).

   The executive officers of the Trust other than shown above are: Barry Fink, Vice President, Secretary and General Counsel; Robert M. Scanlan, Vice President; Robert S. Giambrone, Vice President; Joseph J. McAlinden, Vice President; James F. Willison, Vice President; and Thomas F. Caloia, Treasurer. In addition, Peter M. Avelar, Katherine H. Stromberg, Joseph R. Arcieri, Gerard J. Lian and Jonathan R. Page are Vice Presidents of the Trust and Frank Bruttomesso, Marilyn K. Cranney, Lou Anne D. McInnis, Carsten Otto and Ruth Rossi serve as Assistant Secretaries. Mr. Fink is 42 years old and is currently First Vice President (since June 1993), Secretary and General Counsel (since February 1997) of InterCapital and DWSC and (since

August 1996) Assistant Secretary of DWR; he is also First Vice President, Assistant Secretary and Assistant General Counsel of Distributors (since February 1997). He was previously Vice President, Assistant Secretary and Assistant General Counsel of InterCapital and DWSC. Mr. Scanlan is 60 years old and is currently President and Chief Operating Officer of InterCapital (since March, 1993) and DWSC; he is also Executive Vice President of Distributors and Executive Vice President and Director of DWTC. He was previously Executive Vice President of InterCapital (July, 1992-March, 1993) and prior thereto was Chairman of Harborview Group Inc. Mr. Giambrone is 42 years old and is currently Senior Vice President of InterCapital, DWSC, Distributors and DWTC (since August, 1995) and a Director of DWTC (since April, 1996). He was formerly a partner of KPMG Peat Marwick, LLP. Mr. McAlinden is 54 years old and is currently Executive Vice President of InterCapital (since April, 1996); he is also Chief Investment Officer of InterCapital and Director of DWTC (since April, 1996). He was previously a Senior Vice President of InterCapital (June, 1995-April, 1996) and prior thereto was a Managing Director of Dillon Read. Mr. Willison is 53 years old and is currently Senior Vice President of InterCapital. Mr. Caloia is 51 years old and is currently First Vice President of InterCapital and DWSC. Mr. Avelar is 38 years old and is currently Senior Vice President of InterCapital. Ms. Stromberg is 48 years old and is currently Vice President of InterCapital (since April, 1992). She was formerly a portfolio manager with InterCapital (October, 1991-April, 1992). Mr. Arcieri is 48 years old and is currently Vice President of InterCapital. Mr. Lian is 42 years old and is currently Vice President of InterCapital. Mr. Page is 50 years old and is currently Senior Vice President of InterCapital. Other than Mr. Scanlan, Mr. Giambrone and Mr. McAlinden, each of the above officers has been an employee of InterCapital or DWR (formerly the corporate parent of InterCapital) for over five years.

THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES

   The Board of Trustees currently consists of eight (8) trustees. These same individuals also serve as directors or trustees for all of the Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Proxy Statement, there are a total of 84 Dean Witter Funds, comprised of 127 portfolios. As of February 28, 1997, the Dean Witter Funds had total net assets of approximately $84.2 billion and more than six million shareholders.

   Six Trustees and the new nominee (77% of the total number) have no affiliation or business connection with InterCapital or any of its affiliated persons. The other two Trustees (the "Management Trustees") are affiliated with InterCapital. For a period of at least three years after the consummation of the Merger, at least 75% of the members of the Board of Trustees of the Trust will not be "interested persons" (as defined in the 1940 Act) of the Investment Manager. Four of the six Independent Trustees are also Independent Trustees of the TCW/DW Funds.

   Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

   All of the Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee. The Committees hold some meetings at InterCapital's offices and some outside InterCapital. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report. The Funds do not have any nominating or compensation committees.

   The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

   The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

   Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

   For the fiscal year ended October 31, 1996, the Board of Trustees of the Trust held 6 meetings, and the Audit Committee, the Committee of the Independent Trustees and the Derivatives Committee of the Trust held 3, 10 and 3 meetings, respectively. No Trustee attended fewer than 75% of the meetings of the Board of Trustees, the Audit Committee, the Committee of the Independent Trustees or the Derivatives Committee held while he served in such positions.

DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT TRUSTEES AND AUDIT
COMMITTEE

   The Chairman of the Committee of the Independent Trustees and the Audit Committee maintains an office at the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.

   The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.

   The Chairman of the Committee of the Independent Trustees and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the Dean Witter Funds and as an Independent Trustee and, since July 1, 1996, as Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL DEAN WITTER FUNDS

   The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Dean Witter Funds.

SHARE OWNERSHIP BY TRUSTEES

   The Trustees have adopted a policy pursuant to which each Trustee and/or his or her spouse is required to invest at least $25,000 in any of the Funds in the Dean Witter Funds complex (and, if applicable, in the TCW/DW Funds complex) on whose boards the Trustee serves. In addition, the policy contemplates that the Trustees will, over time, increase their aggregate investment in the Funds above the $25,000 minimum requirement. The Trustees may allocate their investments among specific Funds in any manner they determine is appropriate based on their individual investment objectives. As of the date of this Proxy Statement, each Trustee is in compliance with the policy. Any future Trustee will be given a one year period following his or her election within which to comply with the foregoing. As of December 31, 1996, the total value of the investments by the Trustees and/or their spouses in shares of the Dean Witter Funds (and, if applicable, the TCW/DW Funds) was approximately $9.8 million.

   As of the record date for this meeting, the aggregate number of shares of beneficial interest of the Trust owned by the Trust's officers and Trustees as a group was less than 1 percent of the Trust's shares of beneficial interest outstanding.

COMPENSATION OF INDEPENDENT TRUSTEES

   The Trust pays each Independent Trustee an annual fee of $1,000 plus a per meeting fee of $50 for meetings of the Board of Trustees or committees of the Board of Trustees attended by the Trustee (the Trust pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). The Trust also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Trust who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Trust.

   The following table illustrates the compensation paid to the Trust's Independent Trustees by the Trust for the fiscal year ended October 31, 1996.

                              TRUST COMPENSATION

                                AGGREGATE
                               COMPENSATION
NAME OF INDEPENDENT TRUSTEE   FROM THE TRUST
---------------------------  --------------
Michael Bozic ..............      $1,750
Edwin J. Garn ..............       1,800
John R. Haire ..............       3,850
Dr. Manuel H. Johnson.......       1,750
Michael E. Nugent ..........       1,750
John L. Schroeder...........       1,750

   The following table illustrates the compensation paid to the Trust's Independent Trustees for the calendar year ended December 31, 1996 for services to the 82 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 14 TCW/DW Funds that were in operation at December 31, 1996. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds.

          CASH COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS

                                                              FOR SERVICE AS
                                                               CHAIRMAN OF
                                                              COMMITTEES OF     FOR SERVICE AS
                                                               INDEPENDENT       CHAIRMAN OF
                           FOR SERVICE                          DIRECTORS/      COMMITTEES OF      TOTAL CASH
                         AS DIRECTOR OR     FOR SERVICE AS     TRUSTEES AND      INDEPENDENT      COMPENSATION
                           TRUSTEE AND       TRUSTEE AND          AUDIT            TRUSTEES      FOR SERVICES TO
                        COMMITTEE MEMBER   COMMITTEE MEMBER  COMMITTEES OF 82     AND AUDIT      82 DEAN WITTER
NAME OF                 OF 82 DEAN WITTER    OF 14 TCW/DW      DEAN WITTER     COMMITTEES OF 14   FUNDS AND 14
INDEPENDENT TRUSTEE           FUNDS             FUNDS             FUNDS          TCW/DW FUNDS     TCW/DW FUNDS
---------------------  -----------------  ----------------  ----------------  ----------------  ---------------
Michael Bozic ........      $138,850                --                 --               --          $138,850
Edwin J. Garn ........       140,900                --                 --               --           140,900
John R. Haire ........       106,400           $64,283           $195,450          $12,187           378,320
Dr. Manuel H.
 Johnson..............       137,100            66,483                 --               --           203,583
Michael E. Nugent  ...       138,850            64,283                 --               --           203,133
John L. Schroeder ....       137,150            69,083                 --               --           206,233


   As of the date of this Proxy Statement, 57 of the Dean Witter Funds, including the Trust, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.

   The following table illustrates the retirement benefits accrued to the Trust's Independent Trustees by the Trust for the fiscal year ended October 31, 1996 and by the 57 Dean Witter Funds (including the Trust) for the year ended December 31, 1996, and the estimated retirement benefits for the Trust's Independent Trustees, to commence upon their retirement, from the Trust as of October 31, 1996 and from the 57 Dean Witter Funds as of December 31, 1996.

         RETIREMENT BENEFITS FROM THE TRUST AND ALL DEAN WITTER FUNDS




                                      FOR ALL FUNDS                 RETIREMENT                ESTIMATED ANNUAL
                            -------------------------------          BENEFITS                     BENEFITS
                               ESTIMATED                            ACCRUED AS               UPON RETIREMENT(2)
                             CREDITED YEARS     ESTIMATED            EXPENSES              ---------------------
                             OF SERVICE AT    PERCENTAGE OF  -------------------------       FROM
    NAME OF INDEPENDENT        RETIREMENT       ELIGIBLE         BY THE         BY ALL        THE       FROM ALL
TRUSTEE                       (MAXIMUM 10)    COMPENSATION       TRUST      ADOPTING FUNDS   TRUST   ADOPTING FUNDS
--------------------------  --------------  ---------------  ------------  --------------  -------  --------------
Michael Bozic .............        10             50.0%            357         $20,147         850      $ 51,325
Edwin J. Garn .............        10             50.0             595          27,772         850        51,325
John R. Haire .............        10             50.0           2,343          46,952       1,448       129,550
Dr. Manuel H. Johnson  ....        10             50.0             240          10,926         850        51,325
Michael E. Nugent .........        10             50.0             450          19,217         850        51,325
John L. Schroeder..........         8             41.7             686          38,700         708        42,771

------------
(1) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.
(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.

   THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE TRUSTEES NOMINATED FOR ELECTION.

                (2) APPROVAL OR DISAPPROVAL OF NEW INVESTMENT
                             MANAGEMENT AGREEMENT

BACKGROUND

   InterCapital currently serves as investment manager of the Trust pursuant to an investment management agreement entered into by the Trust and InterCapital (the "Current Agreement"), and in that capacity provides investment advisory and certain other services to the Trust. InterCapital is a wholly-owned subsidiary of DWDC. The approval of a new investment management agreement between the Trust and InterCapital (the "New Agreement") is being sought in connection with the proposed merger of Morgan Stanley Group Inc. ("Morgan Stanley") and DWDC (the "Merger").

INFORMATION CONCERNING MORGAN STANLEY GROUP

   Morgan Stanley and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co."), a registered broker-dealer and investment adviser, and Morgan

Stanley International, provide a wide range of financial services on a global basis. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring, real estate, project finance and other corporate finance advisory activities; merchant banking and other principal investment activities; stock brokerage and research services; asset management; the trading of foreign exchange and commodities on a broad range of asset categories, rates and indices; and global custody, securities clearance services and securities lending.

THE MERGER

   Pursuant to the terms of the Merger, Morgan Stanley will be merged with and into DWDC with the surviving corporation to be named Morgan Stanley, Dean Witter, Discover & Co. Following the Merger, InterCapital will be a direct wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co.

   Under the terms of the Merger, each share of Morgan Stanley common stock will be converted into the right to receive 1.65 shares of DWDC common stock and each issued and outstanding share of DWDC common stock will remain outstanding and will thereafter represent one share of Morgan Stanley, Dean Witter, Discover & Co. common stock. Following the Merger, Morgan Stanley's shareholders will own approximately 45% and DWDC's shareholders will own approximately 55% of the outstanding shares of common stock of Morgan Stanley, Dean Witter, Discover & Co.

   The Board of Directors of Morgan Stanley, Dean Witter, Discover & Co. will consist of fourteen members, two of which will be Morgan Stanley insiders and two of which will be DWDC insiders. The remaining ten directors will be outside directors, with Morgan Stanley and DWDC each designating five of the ten. The Chairman and Chief Executive Officer of Morgan Stanley, Dean Witter, Discover & Co. will be Philip J. Purcell who is the current Chairman and Chief Executive Officer of DWDC. The President and Chief Operating Officer of Morgan Stanley, Dean Witter, Discover & Co. will be the current President of Morgan Stanley, John Mack.

   The Merger is expected to be completed in mid-1997 and is subject to certain closing conditions, including certain regulatory approvals and the approval of shareholders of both DWDC and Morgan Stanley.

APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENT

   In order to assure continuity of investment management services to the Trust after the Merger, the Board of the Trust met in person for the purpose of considering whether it would be in the best interests of the Trust and its Shareholders to enter into a New Agreement between the Trust and the Investment Manager which would become effective upon the later of Shareholder approval of the New Agreement or consummation of the Merger. At its meeting, and for the reasons discussed below (see "The Board's Consideration"), the Board of the Trust, including each of the Independent Trustees, unanimously approved the New Agreement and recommended its approval by Shareholders.

   THE TERMS OF THE NEW AGREEMENT, INCLUDING FEES PAYABLE BY THE TRUST THEREUNDER, ARE IDENTICAL, IN ALL MATERIAL RESPECTS, TO THOSE OF THE CORRESPONDING CURRENT AGREEMENT, EXCEPT FOR THE DATES OF EFFECTIVENESS AND EXPIRATION. The terms of the Current Agreement are fully described under "The Current Investment Management Agreement" below. If approved by Shareholders, the New Agreement will continue in effect for an initial term expiring April 30, 1999 and will continue in effect from year to year thereafter if such continuance is approved by the Board or by a majority of the outstanding voting securities (as defined below) of the Trust and, in either event, by the vote cast in person of a majority of the Independent Trustees. In the event that Shareholders of the Trust do not approve a New Agreement, the Current Agreement will remain in effect and the Board will take such action, if any, as it deems to be in the best interests of the Trust and its

Shareholders, which may include proposing that Shareholders approve an agreement in lieu of the New Agreement. In the event that the Merger is not consummated, the Investment Manager will continue to provide services to the Trust in accordance with the terms of the Current Agreement for such periods as may be approved at least annually by the Board, including a majority of the Independent Trustees of the Trust.

REQUIRED VOTE

   The New Agreement cannot be implemented unless approved at the Meeting, or any adjournment thereof, by a majority of the outstanding voting securities of the Trust (Common Shares and Preferred Shares voting together as a single class). Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Trust present, in person or by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares are so present, or (b) more than 50% of the outstanding shares of the Trust, whichever is less.

   THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT.

THE BOARD'S CONSIDERATION

   At a special meeting of the Committee of the Independent Trustees of the Trust held on February 20, 1997, at which each of the Independent Trustees of the Trust was present, and a meeting of the full Board on February 21, 1997, the Trustees evaluated the New Agreement (the form of which is attached hereto as an Exhibit). Prior to and during the meeting, the Independent Trustees requested and received all information they deemed necessary to enable them to determine whether the New Agreement is in the best interests of the Trust and its Shareholders. They were assisted in their review and deliberations by independent legal counsel. In determining whether to approve the New Agreement, the Trustees assessed the implications of the Merger for the Investment Manager and its ability to continue to provide services to the Trust of the same scope and quality as are presently provided. In particular, the Trustees inquired as to the impact of the Merger on the Investment Manager's personnel, management, facilities and financial capabilities and received assurances in this regard from senior management of DWDC and the Investment Manager that the Merger would not adversely affect the Investment Manager's ability to fulfill its obligations under its agreement with the Trust or to operate its business in a manner consistent with past practices. In addition, the Trustees considered the effects of the Investment Manager and Morgan Stanley becoming affiliated persons of such other. Following the Merger, the 1940 Act will prohibit or impose certain conditions on the ability of the Trust to engage in certain transactions with Morgan Stanley and its affiliates. For example, absent exemptive relief, the Trust will be prohibited from purchasing securities from Morgan Stanley & Co., a wholly-owned broker-dealer subsidiary of Morgan Stanley, in transactions in which Morgan Stanley & Co. acts as principal, and the Trust will have to satisfy certain conditions in order to engage in securities transactions in which Morgan Stanley & Co. acts as broker or to purchase securities in an underwritten offering in which Morgan Stanley & Co. acts as an underwriter. In this connection, senior management of the Investment Manager represented to the Trustees that they do not believe these prohibitions or conditions will have a material effect on the management or performance of the Trust.

   The Trustees also considered that the New Agreement is identical, in all material respects, to the Current Agreement (other than the dates of effectiveness and termination).

   Based upon the Trustees' review and the evaluations of the materials they received, and in consideration of all factors deemed relevant to them, the Trustees of the Trust, including all of the Independent Trustees, determined that the New Agreement is in the best interests of the Trust and its Shareholders. ACCORDINGLY, THE BOARD, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, APPROVED THE NEW AGREEMENT AND VOTED TO RECOMMEND APPROVAL BY SHAREHOLDERS OF THE TRUST.

THE CURRENT INVESTMENT MANAGEMENT AGREEMENT

   The Current Agreement provides that the Investment Manager shall obtain and evaluate such information and advice relating to the economy, securities and commodity markets and securities and commodities as it deems necessary or useful to discharge its duties under the Current Agreement, and that it shall continuously supervise the management of the assets of the Trust in a manner consistent with the investment objectives and policies of the Trust and subject to such other limitations and directions as the Board may, from time to time, prescribe.

   The Current Agreement provides that the Investment Manager shall continuously manage the assets of the Trust in a manner consistent with the Trust's investment objectives. The Investment Manager has authority to place orders for the purchase and sale of portfolio securities on behalf of the Trust without prior approval of its Trustees. The Trustees review the investment portfolio at their regular meetings. In addition, the Investment Manager pays the compensation of the officers of the Trust and provides the Trust with office space and equipment and such clerical help and bookkeeping services and telephone service, heat, light, power and other utilities. The Investment Manager also pays for the services of personnel in connection with the pricing of the Trust's shares and the preparation of prospectuses, proxy statements and reports required to be filed with the Federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In return for its investment services and the expenses which the Investment Manager assumes under the Current Agreement, the Trust pays the Investment Manager compensation which is accrued weekly and payable monthly and which is determined by applying the annual rate of 0.35% to the Trust's average weekly net assets. Pursuant to the Current Agreement, the Trust accrued to the Investment Manager total compensation of $1,296,790 during the fiscal year ended October 31, 1996. The net assets of the Trust totalled $364,858,422 at October 31, 1996.

   Under the Current Agreement, the Trust is obligated to bear all of the costs and expenses of its operation, except those specifically assumed by the Investment Manager, including, without limitation: charges and expenses of any registrar, custodian or depository appointed by the Trust for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by the Trust; brokers' commissions chargeable to the Trust in connection with portfolio securities transactions to which the Trust is a party; all taxes, including securities or commodities issuance and transfer taxes, and fees payable by the Trust to Federal, state or other govenmental agencies; costs and expenses of engraving or printing certificates representing shares of the Trust; all costs and expenses in connection with registration and maintenance of registration of the Trust and of its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel) and the costs and expense of preparing, printing (including typesetting) and distributing prospectuses for such purposes; all expenses of Shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to Shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to the payment of any dividend or distribution program; charges and expenses of any outside pricing services; charges and expenses of legal counsel, including counsel to the Independent Trustees of the Trust, and independent accountants in connection with any matter relating to the Trust (not including compensation or expenses of attorneys employed by the Investment Manager); membership dues of industry associations; interest payable on Trust borrowings; fees and expenses incident to the listing of the Trust's shares on any stock exchange; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims, liabilities, litigation costs and any indemnification related thereto); and all other charges and costs of the Trust's operations unless otherwise explicitly provided in the Current Agreement.

   The Current Agreement was initially approved by the Board, including all of the Independent Trustees, at a meeting held on April 28, 1993, and was approved by InterCapital, the then sole shareholder of the Trust, on September 21, 1993. The Current Agreement was last approved by the Shareholders of the Trust as a routine matter at their Annual Meeting of Shareholders held on June 27, 1996.

   The Current Agreement had an initial term ending April 30, 1995 and provides that, after the initial period of effectiveness, it will continue in effect from year to year thereafter provided such continuance is approved at least annually by vote of a majority, as defined in the 1940 Act, of the outstanding voting securities of the Trust or by the Trustees of the Trust, and, in either event, by the vote cast in person by a majority of the Trustees who are not parties to the Current Agreement or "interested persons" of any such party (as defined in the 1940 Act) at a meeting called for the purpose of voting on such approval. The Current Agreement's most recent continuation until April 30, 1997 was approved by the Trustees, including a majority of Independent Trustees, at a Meeting of the Trustees held on April 17, 1996, called for the purpose of approving the Current Agreement.

   The Current Agreement also provides that it may be terminated at any time by the Investment Manager, the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust, in each instance without the payment of any penalty, on thirty days' notice and will automatically terminate upon any assignment.

   The administrative services called for under the Current Agreement are performed by DWSC, a wholly-owned subsidiary of InterCapital, pursuant to a Services Agreement between InterCapital and DWSC.

THE INVESTMENT MANAGER

   Dean Witter InterCapital Inc. is the Trust's investment manager. InterCapital maintains its offices at Two World Trade Center, New York, New York 10048. InterCapital, which was incorporated in July, 1992, is a wholly-owned subsidiary of DWDC, a balanced financial services organization providing a broad range of nationally marketed credit and investment products.

   The Principal Executive Officer and Directors of InterCapital, and their principal occupations, are:

   Philip J. Purcell, Chairman of the Board of Directors and Chief Executive Officer of DWDC and DWR and Director of InterCapital, DWSC and Distributors; Richard M. DeMartini, President and Chief Operating Officer of Dean Witter Capital, Executive Vice President of DWDC and Director of DWR, Distributors, InterCapital, DWSC and DWTC; James F. Higgins, President and Chief Operating Officer of Dean Witter Financial, Executive Vice President of DWDC and Director of DWR, Distributors, InterCapital, DWSC and DWTC; Charles A. Fiumefreddo, Executive Vice President and Director of DWR, Chairman of the Board of Directors, Chief Executive Officer and Director of InterCapital, DWSC and Distributors and Chairman of the Board of Directors and Director of DWTC; Christine A. Edwards, Executive Vice President, Secretary and General Counsel of DWDC, Executive Vice President, Secretary, General Counsel and Director of DWR, Executive Vice President, Secretary, Chief Legal Officer and Director of Distributors and Director of InterCapital and DWSC; and Thomas C. Schneider, Executive Vice President, Chief Financial Officer and Director of DWR, Distributors, InterCapital and DWSC.

   The business address of the foregoing Directors and Executive Officer is Two World Trade Center, New York, New York 10048. DWDC has its offices at Two World Trade Center, New York, New York 10048.

   InterCapital and its wholly-owned subsidiary, DWSC, serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors. The Appendix lists the investment companies for which InterCapital provides investment management or investment advisory services and which have similar investment objectives to that of the Trust, and sets forth the fees payable by such companies, including the Trust, and their net assets as of March 12, 1997. DWSC also has its offices at Two World Trade Center, New York, New York 10048.

   During the fiscal year ended October 31, 1996, the Trust accrued to DWTC, the Trust's Transfer Agent and an affiliate of the Investment Manager, transfer agency fees of $98,375. After the consummation of the Merger and approval of the New Agreement, DWTC will continue to provide the same services to the Trust as are being provided currently.

AFFILIATED BROKER

   Because DWR and InterCapital are under the common control of DWDC, DWR is an affiliated broker of the Trust. For the fiscal year ended October 31, 1996, the Trust paid no brokerage commissions to DWR.

    (4) RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

   The Trustees have unanimously selected the firm of Price Waterhouse LLP as the Trust's independent accountants for the fiscal year ending October 31, 1997. Price Waterhouse LLP has been the independent accountants for the Trust since its inception, and has no direct or indirect financial interest in the Trust.

   A representative of Price Waterhouse LLP is expected to be present at the Meeting and will be available to make a statement, if he or she so desires, and to respond to appropriate questions of Shareholders.

   The affirmative vote of the holders of a majority of shares represented and entitled to vote at the Annual Meeting is required for ratification of the selection of Price Waterhouse LLP as the independent accountants for the Trust.

   THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS THE INDEPENDENT ACCOUNTANTS FOR THE TRUST.

                            ADDITIONAL INFORMATION

   In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of proposal 2 and will vote against any such adjournment those proxies required to be voted against that proposal.

   Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of any of the proposals, and broker "non-votes" will not be deemed to be present at the meeting for purposes of determining whether a particular proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

                            SHAREHOLDER PROPOSALS

   Proposals of security holders intended to be presented at the next Annual Meeting of Shareholders must be received no later than November 25, 1997 for inclusion in the proxy statement for that meeting. The mere submission of a proposal does not guarantee its inclusion in the proxy materials or its presentation at the meeting. Certain rules under the federal securities laws must be met.

                           REPORTS TO SHAREHOLDERS

   THE TRUST'S MOST RECENT ANNUAL REPORT, FOR THE FISCAL YEAR ENDED OCTOBER 31, 1996, HAS BEEN PREVIOUSLY SENT TO SHAREHOLDERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST FROM ADRIENNE RYAN-PINTO AT DEAN WITTER TRUST COMPANY, HARBORSIDE FINANCIAL CENTER, PLAZA TWO, JERSEY CITY, NEW JERSEY 07311 (TELEPHONE 1-800-869-NEWS) (TOLL-FREE).

                         INTEREST OF CERTAIN PERSONS

   DWDC, InterCapital, DWR, DWSC and certain of their respective Directors, Officers, and employees, including persons who are Trustees or Officers of the Trust, may be deemed to have an interest in certain of the proposals described in this Proxy Statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this Proxy Statement, pursuant to which they are paid fees by the Trusts, and certain of those individuals are compensated for performing services relating to the Trust and may also own shares of DWDC. Such companies and persons may thus be deemed to derive benefits from the approvals by Shareholders of such proposals.

                                OTHER BUSINESS

   The management of the Trust knows of no other matters which may be presented at the Meeting. However, if any matters not now known properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy or their substitutes, to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.

                                          By Order of the Board of Trustees

                                          BARRY FINK
                                          Secretary

                                                                      APPENDIX

   InterCapital serves as investment manager or investment adviser to the Trust and the other investment companies listed below which have similar investment objectives to that of the Trust. Set forth below is a chart showing the net assets of each such investment company as of March 12, 1997 and the investment management or advisory fee rate(s) applicable to such investment company.

                                                                           CURRENT INVESTMENT
                                                                             MANAGEMENT OR
                                                                          ADVISORY FEE RATE(S)
                                                       NET ASSETS           AS A PERCENTAGE
                                                     AS OF 03/12/97          OF NET ASSETS
                                                    --------------  ------------------------------
1. DEAN WITTER CALIFORNIA TAX-FREE INCOME FUND* ....  $  945,010,134 0.55% on assets up to $500 million, scaled down at
                                                                     various asset levels to 0.45%
                                                                     on assets over $1.25 billion
2. DEAN WITTER LIMITED TERM MUNICIPAL TRUST* .......      61,210,093 0.50%
3. DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST* .     388,189,887 0.35%
4. DEAN WITTER NATIONAL MUNICIPAL TRUST*............      84,362,522 0.35% (1)
5. DEAN WITTER NEW YORK TAX-FREE INCOME FUND* ......     185,662,118 0.55% on assets up to $500
                                                                     million and 0.525% on assets
                                                                     over $500 million
6. DEAN WITTER TAX-EXEMPT SECURITIES TRUST* ........   1,158,271,636 0.50% on assets up to $500
                                                                     million, scaled down at
                                                                     various asset levels to 0.325%
                                                                     on assets over $1.25 billion
7. INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME
   TRUST**..........................................     240,850,768 0.35%
8. INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL
   SECURITIES**.....................................     201,480,242 0.35%
9. INTERCAPITAL INSURED CALIFORNIA MUNICIPAL
   SECURITIES**.....................................      62,879,708 0.35%
10.INTERCAPITAL INSURED MUNICIPAL BOND TRUST** ....     108,687,697  0.35%
11.INTERCAPITAL INSURED MUNICIPAL INCOME TRUST** ..     577,173,893  0.35%
12.INTERCAPITAL INSURED MUNICIPAL SECURITIES** ....     136,016,212  0.35%
13.INTERCAPITAL INSURED MUNICIPAL TRUST** .........     481,829,417  0.35%
14.INTERCAPITAL NEW YORK QUALITY MUNICIPAL
   SECURITIES**....................................      92,491,556  0.35%
15.INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST** ..     726,527,989  0.35%
16.INTERCAPITAL QUALITY MUNICIPAL INVESTMENT
   TRUST**.........................................     377,428,244  0.35%
17.INTERCAPITAL QUALITY MUNICIPAL SECURITIES** ....     356,447,008  0.35%
18.MUNICIPAL INCOME TRUST**........................     299,197,956  0.35% on assets up to $250
                                                                     million and 0.25% on assets
                                                                     over $250 million

                               A-1

                                                                           CURRENT INVESTMENT
                                                                             MANAGEMENT OR
                                                                          ADVISORY FEE RATE(S)
                                                       NET ASSETS           AS A PERCENTAGE
                                                     AS OF 03/12/97          OF NET ASSETS
                                                    --------------  ------------------------------
19.MUNICIPAL INCOME TRUST II**.....................   $273,432,009  0.40% on assets up to $250
                                                                    million and 0.30% on assets
                                                                    over $250 million
20.MUNICIPAL INCOME TRUST III**....................     61,981,499  0.40% on assets up to $250
                                                                    million and 0.30% on assets
                                                                    over $250 million
21.MUNICIPAL INCOME OPPORTUNITIES TRUST** .........    176,784,608  0.50%
22.MUNICIPAL INCOME OPPORTUNITIES TRUST II** ......    174,666,431  0.50%
23.MUNICIPAL INCOME OPPORTUNITIES TRUST III** .....    102,809,085  0.50%
24.MUNICIPAL PREMIUM INCOME TRUST**................    350,292,786  0.40%
25.DEAN WITTER SELECT MUNICIPAL REINVESTMENT
   FUND***.........................................     90,885,593  0.50%
26.DEAN WITTER HAWAII MUNICIPAL TRUST* ............      3,522,850  0.35% (2)

------------
*      Open-end investment company
**     Closed-end investment company
*** Open-end investment company offered only to the holders of units of certain unit investment trusts (UITs) in connection with the reinvestment of UIT distributions

(1) InterCapital has undertaken, until June 30, 1997, to assume all operating expenses (except for any 12b-1 and brokerage fees) of Dean Witter National Municipal Trust and to waive the compensation provided for in its investment management agreement with that company to the extent that such expenses and compensation on an annualized basis exceed 0.50% of the average daily net assets of that company.

(2) InterCapital has undertaken, until June 30, 1997, to assume all operating expenses (except for any 12b-1 and brokerage fees) of Dean Witter Hawaii Municipal Trust and to waive the compensation provided for in its investment management agreement with that company.

                                                                     EXHIBIT

                 FORM OF NEW INVESTMENT MANAGEMENT AGREEMENT

   AGREEMENT made as of the    day of    , 1997 by and between InterCapital
Quality Municipal Securities, an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter called the "Fund"), and Dean Witter InterCapital Inc., a Delaware corporation (hereinafter called the "Investment Manager"):

   WHEREAS, The Fund intends to engage in business as a closed-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

   WHEREAS, The Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, and engages in the business of acting as investment adviser; and

   WHEREAS, The Fund desires to retain the Investment Manager to render management and investment advisory services in the manner and on the terms and conditions hereinafter set forth; and

   WHEREAS, The Investment Manager desires to be retained to perform services on said terms and conditions:

   Now, Therefore, this Agreement

                             W I T N E S S E T H:

that in consideration of the premises and the mutual covenants hereinafter contained, the Fund and the Investment Manager agree as follows:

   1. The Fund hereby retains the Investment Manager to act as investment manager of the Fund and, subject to the supervision of the Trustees, to supervise the investment activities of the Fund as hereinafter set forth. Without limiting the generality of the foregoing, the Investment Manager shall obtain and evaluate such information and advice relating to the economy, securities and commodities markets and securities and commodities as it deems necessary or useful to discharge its duties hereunder; shall continuously manage the assets of the Fund in a manner consistent with the investment objectives and policies of the Fund; shall determine the securities and commodities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions; and shall take such further action, including the placing of purchase and sale orders on behalf of the Fund, as the Investment Manager shall deem necessary or appropriate. The Investment Manager shall also furnish to or place at the disposal of the Fund such of the information, evaluations, analyses and opinions formulated or obtained by the Investment Manager in the discharge of its duties as the Fund may, from time to time, reasonably request.

   2. The Investment Manager shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Investment Manager shall be deemed to include persons employed or otherwise retained by the Investment Manager to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Investment Manager may desire. The Investment Manager shall, as agent for the Fund, maintain the Fund's records and books of account (other than those maintained by the Fund's transfer agent, registrar, custodian and other agencies). All such books and records so maintained shall be the property of the Fund and, upon request therefor, the Investment Manager shall surrender to the Fund such of the books and records so requested.

                              EX-1

    3. The Fund will, from time to time, furnish or otherwise make available to the Investment Manager such financial reports, proxy statements and other information relating to the business and affairs of the Fund as the Investment Manager may reasonably require in order to discharge its duties and obligations hereunder.

   4. The Investment Manager shall bear the cost of rendering the investment management and supervisory services to be performed by it under this Agreement, and shall, at its own expense, pay the compensation of the officers and employees, if any, of the Fund, and provide such office space, facilities and equipment and such clerical help and bookkeeping services as the Fund shall reasonably require in the conduct of its business. The Investment Manager shall also bear the cost of telephone service, heat, light, power and other utilities provided to the Fund.

   5. The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including without limitation: the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio transactions to which the Fund is a party; all taxes, including securities or commodities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the cost and expense of engraving or printing certificates representing shares of the Fund, all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel) and the costs and expenses of preparing, printing (including typesetting) and distributing prospectuses for such purposes; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to the payment of any dividend or distribution program; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Trustees of the Fund who are not interested persons (as defined in the Act) of the Fund or the Investment Manager, and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; fees and expenses incident to the listing of the Fund's shares on any stock exchange; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

   6. For the services to be rendered, the facilities furnished, and the expenses assumed by the Investment Manager, the Fund shall pay to the Investment Manager monthly compensation, calculated from the day following commencement of operations of the Fund, determined by applying the annual rate of 0.35% to the Fund's average weekly net assets. For the purposes of calculating the management fee, the liquidation preference of any Preferred Shares issued by the Fund will not be deducted from the Fund's total assets. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued weekly and paid monthly by applying the annual rates to the average weekly net assets of the Fund determined as of the close of the last business day of each week. At the request of the Investment Manager, compensation hereunder shall be calculated and accrued at more frequent intervals in a manner consistent with the calculation of fees on a weekly basis. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above.

   7. The Investment Manager will use its best efforts in the supervision and management of the investment activities of the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard

                              EX-2
of its obligations hereunder, the Investment Manager shall not be liable to the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

   8. Nothing contained in this Agreement shall prevent the Investment Manager or any affiliated person of the Investment Manager from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way bind or restrict the Investment Manager or any such affiliated person from buying, selling or trading any securities or commodities for their own accounts or for the account of others for whom they may be acting. Nothing in this Agreement shall limit or restrict the right of any Trustee, officer or employee of the Investment Manager to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business whether of a similar or dissimilar nature.

   9. This Agreement shall remain in effect until April 30, 1999 and from year to year thereafter provided such continuance is approved at least annually by the vote of holders of a majority, as defined in the Act, of the outstanding voting securities of the Fund (Common Shares and Preferred Shares voting together as a single class) or by the Trustees of the Fund; provided that in either event such continuance is also approved annually by the vote of a majority of the Trustees of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that (a) the Fund may, at any time and without the payment of any penalty, terminate this Agreement upon thirty days' written notice to the Investment Manager, either by majority vote of the Trustees of the Fund or by the vote of a majority of the outstanding voting securities of the Fund (Common Shares and Preferred Shares voting together as a single class); (b) this Agreement shall immediately terminate in the event of its assignment (to the extent required by the Act and the rules thereunder) unless such automatic terminations shall be prevented by an exemptive order of the Securities and Exchange Commission; and (c) the Investment Manager may terminate this Agreement without payment of penalty on thirty days' written notice to the Fund. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the other party at the principal office of such party.

   10. This Agreement may be amended by the parties without the vote or consent of the shareholders of the Fund to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Fund nor the Investment Manager shall be liable for failing to do so.

   11. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable law of the State of New York, or any of the provisions herein, conflicts with the applicable provisions of the Act, the latter shall control.

   12. The Investment Manager and the Fund each agree that the name "InterCapital," which comprises a component of the Fund's name, is a property right of the Investment Manager. The Fund agrees and consents that (i) it will only use the name "InterCapital" as a component of its name and for no other purpose, (ii) it will not purport to grant to any third party the right to use the name "InterCapital" for any purpose, (iii) the Investment Manager or its parent, Dean Witter, Discover & Co., or any corporate affiliate of the Investment Manager's parent, may use or grant to others the right to use the name "InterCapital," or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, including a grant of such right to any other investment company, (iv) at the request of the Investment Manager or its parent, the Fund will take such action as may be required to provide its consent to the use of the name "InterCapital," or any combination or abbreviation thereof, by the Investment Manager or its parent of any corporate affiliate of the Investment Manager's parent, or by any person to whom the Investment Manager or its parent or any corporate affiliate of the Investment Manager's parent shall have granted the right to such use,


                              EX-3
and (v) upon the termination of any investment advisory agreement into which the Investment Manager and the Fund may enter, or upon termination of affiliation of the Investment Manager with its parent, the Fund shall, upon request by the Investment Manager or its parent, cease to use the name "InterCapital" as a component of its name, and shall not use the name, or any combination or abbreviation thereof, as a part of its name or for any other commercial purpose, and shall cause its officers, Trustees and shareholders to take any and all actions which the Investment Manager or its parent may request to effect the foregoing and to reconvey to the Investment Manager or its parent any and all rights to such name.

   13. The Declaration of Trust establishing InterCapital Quality Municipal Securities, dated March 3, 1993, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name InterCapital Quality Municipal Securities refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of InterCapital Quality Municipal Securities shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise, in connection with the affairs of said InterCapital Quality Municipal Securities, but the Trust Estate only shall be liable.

   IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written in New York, New York.

                                            INTERCAPITAL QUALITY MUNICIPAL
                                            SECURITIES

                                            By
					    ---------------------------------

Attest:

----------------------------------
                                            DEAN WITTER INTERCAPITAL INC.

                                            By
                                            ---------------------------------

Attest:

----------------------------------

                              EX-4

                  INTERCAPITAL QUALITY MUNICIPAL SECURITIES

                 ANNUAL MEETING OF SHAREHOLDERS--MAY 20, 1997

                                    PROXY

   The undersigned hereby appoints ROBERT M. SCANLAN, BARRY FINK, JOSEPH J. MCALINDEN, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of INTERCAPITAL QUALITY MUNICIPAL SECURITIES on May 20, 1997 at 10:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated March 19, 1997 as follows:

   THIS PROXY IS SOLICITED BY THE TRUSTEES. IF NO SPECIFICATION IS MADE ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR TRUSTEE AND FOR THE PROPOSALS.

IMPORTANT: PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED
         ENVELOPE SO THAT YOUR VOTE ON ALL MATTERS WILL BE COUNTED.

                      (Continued, and to be dated and signed on reverse side.)

PLEASE MARK BOXES [ ] OR [X] IN BLUE OR BLACK INK.      PREFERRED SHARES
1. ELECTION OF TRUSTEES:

 [ ] FOR ALL NOMINEES
     (except as marked to the contrary below)

 [ ] WITHHOLD AUTHORITY
     (to vote for all nominees listed below)
             Edwin J. Garn, Michael E. Nugent, Philip J. Purcell
(INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below.)

-----------------------------------------------------------------------------
ELECTION OF PREFERRED TRUSTEE:

[ ] FOR THE NOMINEE
   (except as marked to the contrary below)

[ ] WITHHOLD AUTHORITY
    (to vote for the nominee listed below)
                                John R. Haire
(INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below.)

-----------------------------------------------------------------------------

2. APPROVAL OF NEW INVESTMENT MANAGEMENT
   AGREEMENT IN CONNECTION WITH THE MERGER:

   FOR  [ ]  AGAINST  [ ]  ABSTAIN  [ ]
                                                                       126
3. RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS:

   FOR  [ ]  AGAINST  [ ]  ABSTAIN  [ ]

and in their discretion in the transaction of any other business which may properly come before the meeting.
                                        Please sign personally. If the shares
                                        are registered in more than one name,
                                        each joint owner or each fiduciary
                                        should sign personally. Only
                                        authorized officers should sign for
                                        corporations.

                                        Dated
                                             ---------------------------------

                                        -------------------------------------
                                                      Signature

                                        -------------------------------------
                                                      Signature

                   INTERCAPITAL QUALITY MUNICIPAL SECURITIES

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of InterCapital Quality Municipal Securities on May 20, 1997, at 10:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated March 19, 1997 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

[X]  PLEASE MARK VOTES
     AS IN THE EXAMPLE
     USING BLACK OR
     BLUE INK

                                                                      FOR ALL
                                                 FOR     WITHHOLD     EXCEPT
1.  Election of five (5) Trustees:               [ ]       [ ]         [ ]
    Edwin J. Garn, Michael E. Nugent, Philip
    J. Purcell

    IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

                                                 FOR     AGAINST     ABSTAIN
2.  Approval of New Investment Management        [ ]       [ ]         [ ]
    Agreement with Dean Witter InterCapital
    Inc. in connection with proposed merger.

                                                 FOR     AGAINST     ABSTAIN
3.  Ratification of appointment of Price         [ ]       [ ]         [ ]
    Waterhouse LLP as independent accoun-
    tants.

Please make sure to sign and date
this Proxy using black or blue ink.                      Date
                                                             -----------------
---------------------------------      ---------------------------------------


---------------------------------      ---------------------------------------
Shareholder sign in the box above      Co-Owner (if any) sign in the box above


- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                         PLEASE DETACH AT PERFORATION


                   INTERCAPITAL QUALITY MUNICIPAL SECURITIES

                                   IMPORTANT

                  PLEASE SEND IN YOUR PROXY............TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.